Exhibit 10.4
                                  ------------

                                  Option Number

                         OPTION TO PURCHASE COMMON STOCK
                                       OF
                          GROEN BROTHERS AVIATION, INC.



(AMOUNT) Shares                                                     No Par Value

         This Option hereby entitles (OPTIONEE NAME) to purchase (SHARE AMOUNT (SHARE AMOUNT NUMERIC)) shares of common stock from Groen Brothers Aviation, Inc. (the Company), a Utah Corporation.

         This Option is exercisable at (STRIKE PRICE) per share.

         Purchase of stock through this option shall, unless registered, be "restricted" as that term is defined within Rule 144 which was promulgated pursuant to the Securities and Exchange Act of 1934.

         Unless waived by the Company, the holder of this Option shall give written notice to the Company five (5) days prior to exercise of said option.

         This Option shall expire on (DATE)

         Effective: (DATE)


                           ---------------------------------
                           David Groen, President & CEO
Attest:


---------------------------------
Dennis P. Gauger, Secretary & CFO